SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT PURSUANT TO SECTION 13 OR 15(D) OF

THE SECURITIES EXCHANGE ACT OF 1934

Date of Earliest Event Reported

December 31, 2003

BRESLER & REINER, INC.

(Exact Name of Registrant as Specified in Its Charter)

Delaware	0-8408	52-0903424
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

11140 Rockville Pike

Suite 620

Rocville, MD 20852

(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code     (301) 945-4300

(Former name or former address, if changed since last report)

Not Applicable

Item 7. Financial Statements, Pro Forma Financial Information and Exhibits

(a) Financial statements of business acquired:

 None

(b) Pro Forma financial information:

 None

(c) Exhibits:

Exhibit No.	Description

99.1	Press Release, dated March 30, 2004.

Item 12. Results of Operations and Financial Condition.

On March 30, 2003, Bresler & Reiner, Inc. issued a press release describing its selected financial results for the year ended December 31, 2003. A copy of the press release is attached as Exhibit 99.1 hereto and is incorporated by reference herein.

The information in this Current Report is being furnished pursuant to Item 12, Results of Operations and Financial Condition. In accordance with General Instruction B.6 of Form 8-K, the information in this report shall not be deemed “filed” for the purposes of Section 18 of the Securities and Exchange Act of 1934, as amended (the “Act”), or otherwise subject to the liabilities of that Section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, or the Exchange Act, except as expressly stated by specific reference in such filing.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BRESLER & REINER, INC.

Dated: March 30, 2004	By:	/s/ SIDNEY M. BRESLER

Sidney M. Bresler Chief Executive Officer